THE WORLD FUNDS, INC.

CSI Equity Fund (the "Fund")

Supplement dated December 31, 2010 to the
Investor Shares Prospectus, the Class A Shares Prospectus and the Fund’s
Statement of Additional Information ("SAI"),
each dated December 31, 2010

This supplement is an important notice regarding a change to the Fund and provides new and additional information beyond that contained in the Fund’s Prospectuses and SAI and should be read in conjunction with the Prospectus and SAI.

The Board of Directors of The World Funds, Inc. (the “Board”) has approved Real Estate Management Services Group, LLC to act as investment adviser to the Fund.  Concurrent with this action, the Board has changed the name of the Fund to REMS Real Estate Income 50/50 Fund.

There will be a special meeting of shareholders to approve this change.

PLEASE RETAIN FOR FUTURE REFERENCE